UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

GTJ REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-136110	20-5188065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1399 Franklin Avenue Suite 100
Garden City, New York		11530
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 693-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024, the Board of Directors (the “Board”) of GTJ REIT, Inc. (the “Company”) approved the first amendment (the “Amendment”) to the Company’s Long-Term Equity Plan (the “LTEP”). The compensation committee of the Board (the “Compensation Committee”) previously approved the Amendment and recommended that the Board approve the Amendment. As previously disclosed, the LTEP was adopted on November 1, 2021 and memorialized the terms and conditions of long term equity incentive awards that can be earned by Louis Sheinker, the President, Secretary and Chief Operating Officer of the Company, and Paul Cooper, the Chairman and Chief Executive Officer of the Company. The LTEP provides that each of Messrs. Sheinker and Cooper will be entitled to receive long term equity incentive awards in the form of restricted shares of common stock (“Restricted Stock”) under the GTJ REIT, Inc. 2017 Incentive Award Plan (as amended, the “Equity Plan”) equal to $2 million for each fiscal year in which the Company attains certain Adjusted Funds From Operations (“AFFO”) benchmarks, provided that each such award is conditioned on the determination by the Compensation Committee in its sole discretion that the attainment of the particular AFFO target is sustainable.

The Amendment provides that awards granted under the LTEP, in addition to being granted in the form of Restricted Stock, can also be granted as (i) cash compensation or (ii) as a combination of Restricted Stock under the Equity Plan and cash compensation.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to the GTJ REIT, Inc. Long-Term Equity Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTJ REIT, Inc.

Date:	June 13, 2024	By:	/s/ Stuart Blau
Stuart Blau Chief Financial Officer and Treasurer